BlackRock Natural Resources Trust

Supplement dated February 1, 2008 to the
Statement of Additional Information dated November 28, 2007

Effective immediately, the following change will be made to the Statement of Additional Information of BlackRock Natural Resources Trust (the “Trust”).

The section captioned “Management and Advisory Arrangements — Trust Ownership” appearing on page I-15 of the Trust’s Statement of Additional Information is to be deleted in its entirety and replaced with the following:

Trust Ownership

        The following table sets forth the dollar range of equity securities of the Trust beneficially owned by the portfolio manager as of the fiscal year ended July 31, 2007.

Portfolio Manager	Dollar Range

Robert M. Shearer	$100,001 to $500,000

Code 10302-1107SUP